SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                               Form 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 12, 1998

                UNIVIEW TECHNOLOGIES CORPORATION
     (Exact name of Registrant as specified in its charter)

         Texas                         2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
        incorporation)                                   Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                          (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On June 12, 1998 the Registrant consummated the acquisition of 100 percent of the issued and outstanding capital stock of Video Management, Inc., which owns 100 percent of the issued and outstanding common stock of Network America, Inc., an Oklahoma corporation, and CompuNet Support Systems, Inc., a Texas corporation (collectively, "VMI"), pursuant to a Stock Purchase Agreement with the sole stockholder of VMI. The consideration given for the acquisition was Eight Hundred Thousand (800,000) shares of Registrant's par value $.10 common stock (the "Common Stock"). The purchase price was established through arms length negotiations between the parties, considering the historical revenues of VMI and the current market price of Registrant's Common Stock.

      VMI was acquired from Alscomm, Inc., a Nevada corporation, c/o Albert B. Greco, Jr., 16885 Dallas Parkway, Suite 313, Dallas, Texas 75248. There exists no material relationship between Alscomm, Inc. and the Registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer.

      Part of the assets acquired in the purchase of VMI consists of general office equipment used in the computer consulting business and the Registrant intends to continue such use.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      It is impracticable at this time to provide the required financial statements and pro forma financial information for VMI. The Registrant expects to file such financial statements and pro forma financial information as soon as practicable, but not later than August 26, 1998 (60 days after the date that this report on Form 8-K must be filed).

      Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              uniView Technologies Corporation
                                   (Registrant)

                              By: /s/   F. Shelton Richardson, Jr.
                                   F. Shelton Richardson, Jr.
                                   Vice President - Chief Financial Officer
                                   (Principal Financial and Duly Authorized
                                     Officer)
Date:     June 26, 1998

                    UNIVIEW TECHNOLOGIES CORPORATION

                         EXHIBIT INDEX

Exhibit                                                        Sequential
Number              Description of Exhibits                          Page

2*             Stock Purchase Agreement dated as of June 12, 1998 between
          the Company and Alscomm, Inc.                                4

4.1 Articles of Incorporation of the Company, as amended, defining the rights of security holders (filed as Exhibit "4.1" to the Company's Registration Statement on Form S-3 originally filed with the Commission on May 13, 1998 and incorporated
          herein by reference.)                                       N/A

4.2 Bylaws of the Company, as amended, defining the rights of security holders (filed as Exhibit "3(ii)" to the Company's
          Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997 and incorporated herein by reference.) N/A

4.3 Series A Preferred Stock terms and conditions (filed as Exhibit "4.3" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference.)                                                 N/A

4.4 Series H Preferred Stock terms and conditions (filed as Exhibit "4.4" to the Company's Registration Statement on Form S-3 filed with the Commission on June 20, 1996 and incorporated
          herein by reference.)                                       N/A

4.5 Form of warrant issued in connection with Series K Preferred Stock (filed as Exhibit "4.4" to the Company's Current Report on Form 8-K dated May 14, 1997 and incorporated
          herein by reference.)                                       N/A

4.6*            Series Q Preferred Stock terms and conditions.         18
_______________
*  Filed herewith.